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                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY
                                IMC GLOBAL INC.
                                WITH RESPECT TO
                               THE EXCHANGE OFFER

                 PURSUANT TO THE PROSPECTUS DATED            , 2003

    This form must be used by a holder of the $117,500,000 in aggregate principal amount of the 11.250% Senior Notes due 2011, (the "Outstanding
Securities") of IMC Global Inc., a Delaware corporation (the "Issuer"), who wishes to tender Outstanding Securities to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer--Guaranteed
Delivery Procedures" of the Issuer's Prospectus, dated            , 2003 and in
Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Outstanding Securities pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the
Letter of Transmittal.

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      THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW
  YORK CITY TIME, ON               , 2003 UNLESS EXTENDED (THE "EXPIRATION
  DATE").
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                              THE BANK OF NEW YORK
                        (THE "PRINCIPAL EXCHANGE AGENT")

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
BY OVERNIGHT COURIER OR REGISTERED/CERTIFIED                     BY HAND:
                    MAIL:
            The Bank of New York                           The Bank of New York
         Corporate Trust Operations                     Corporate Trust Operations
             Reorganization Unit                            Reorganization Unit
           101 Barclay Street - 7E                        101 Barclay Street - 7E
          New York, New York 10286                       New York, New York 10286
         Attention: Bernard Arsenec                     Attention: Bernard Arsenec

           FACSIMILE TRANSMISSION:                      FOR INFORMATION TELEPHONE:
               (212) 298-1915                                 (212) 815-5098
         Attention: Bernard Arsenec

                         CONFIRM RECEIPT OF FACSIMILE BY TELEPHONE:
                                       (212) 815-5098

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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LADIES AND GENTLEMEN:

    The undersigned hereby tenders to the Issuer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Outstanding Securities set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the related Letter of Transmittal.

    The undersigned hereby tenders the Outstanding Securities listed below:

    CERTIFICATE NUMBER(S) (IF KNOWN) OF
OUTSTANDING SECURITIES OR ACCOUNT NUMBER AT       AGGREGATE PRINCIPAL           AGGREGATE PRINCIPAL
          THE BOOK-ENTRY FACILITY                  AMOUNT REPRESENTED             AMOUNT TENDERED


                            PLEASE SIGN AND COMPLETE

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  Signatures of Registered Holder(s) or
  Authorized Signatory: ______________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  Name(s) of Registered Holder(s): ___________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________

-------------------------------------------

-------------------------------------------

  Date: ________________________________________________________________, 2003

  Address: ___________________________________________________________________

  Area Code and Telephone No. ________________________________________________

  ----------------------------------------------

                                       2
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    This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Outstanding Securities or on a security position listing as the owner of Outstanding Securities, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s): _______________________________________________________________________

Capacity: ______________________________________________________________________

Address(es): ___________________________________________________________________

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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Outstanding Securities tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Securities into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

  ----------------------------------------------------------------------------

  -----------------------------------------------

  Name of firm: ______________________________________________________________
  Address: ___________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

  Area Code and Tel. No. _____________________________________________________

-------------------------------------------
-------------------------------------------

  ____________________________________________________________________________

                             (Authorized Signature)

  Name: ______________________________________________________________________

                                 (Please Print)

  Title: _____________________________________________________________________

                               (Include Zip Code)

  Dated: _______________________________________________________________, 2003

  ----------------------------------------------

    DO NOT SEND OUTSTANDING SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF OUTSTANDING SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

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                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address as set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the related Letter of Transmittal.

    2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Outstanding Securities referred to herein, the signature must correspond with the name(s) written on the face of the Outstanding Securities without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by the Trustee whose name appears on a security position listing as the owner of the Outstanding Securities, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Securities.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Outstanding Securities listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Outstanding Securities or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Issuer of such person's authority to so act.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

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